ANNUAL REPORT
PERIOD ENDING OCTOBER 31, 2002
--------------------------------------------------------------------------------

PIC
----------
PROVIDENT
----------
INVESTMENT
----------
COUNSEL
----------
EST. 1951



                     FAMILY OF GROWTH-ORIENTED MUTUAL FUNDS

                     [] Twenty Fund I

GROWTH STOCK
LEADERS FOR A
HALF CENTURY

WWW.PROVNET.COM

CONTENTS

                                       2 PRESIDENT'S LETTER
                                       3 THE INVESTMENT ENVIRONMENT
                                       4 PERFORMANCE UPDATE/FUND REVIEW
                                       6 OUTLOOK & STRATEGY
THE FUND                               7 SCHEDULE OF INVESTMENTS
                                       8 STATEMENT OF ASSETS
                                         AND LIABILITIES
                                       9 STATEMENTS OF OPERATIONS
                                      10 STATEMENTS OF CHANGES
                                         IN NET ASSETS
                                      11 FINANCIAL HIGHLIGHTS
                                      12 NOTES TO FINANCIAL STATEMENTS
                                      14 REPORT OF INDEPENDENT ACCOUNTANTS
                                      15 TRUSTEE AND OFFICER INFORMATION

PRESIDENT'S LETTER

FELLOW
SHAREHOLDERS:

[PHOTO OMITTED]

WELCOME

Thank you for your investment in Provident's Mutual Funds. If you are a new investor to our family of funds, we welcome you. For many years, we have managed portfolios for major institutions, public funds, endowments, foundations and individuals. We have been pleased to offer our style consistent growth strategies that allow our shareholders diversification into a portfolio of high-quality rapidly growing companies. While we know that this investment approach has worked well over the long-term, it has clearly been difficult more recently.

A WORD ON THE MARKETS

Since our last report in April 2002, the markets have continued to be volatile. The market declines equity investors experienced in the past few years have reached levels unmatched for over twenty years. This past year has presented many challenges to investors, including the continuation of a war on terrorism, a potential conflict with Iraq, corporate malfeasance, and mixed economic signals. These geo-political and macroeconomic events have weighed heavily on the market and have driven equity prices downward.

WHAT SHOULD INVESTORS DO?

Some clients have asked if they should reduce or increase their equity exposure and others ask if bonds are still worth holding with interest rates so low. Over he long-term, history has shown that a high-quality stock portfolio does provide the growth necessary to outpace inflation, while fixed-income instruments have assured a cushion against short-term equity declines. Based on recent fluctuations, we caution investors not to make any precipitous change. In our view market-timing methods do not work. The continued volatility has reminded us of the importance of maintaining a long-term perspective and having a diversified investment plan.

As we approach this holiday season and the beginning of a New Year, we wish you and your family joy, happiness, health, and prosperity. We thank you for your continued confidence and appreciate our relationship with you. Thank you again for investing with Provident Investment Counsel.

Cordially,

/s/ THOMAS M. MITCHELL
----------------------
Thomas M. Mitchell
President, PIC Investment Trust

October 31, 2002

THE INVESTMENT ENVIRONMENT

U.S. EQUITY AN ASTONISHING PERIOD

As we closed the books on 2001, history recorded the year as an astonishing period of time with many conflicting forces acting against the markets. Post September 11th 2001, the U.S. economy and the stock market had been remarkably resilient. The fourth calendar quarter of 2001 saw across the board advances for most equity asset classes with the Dow Jones Industrial Average (DJIA) up 14% and the S&P 500 Index up 11%. The year 2001 ended with growth stocks outpacing value stocks for the quarter1. As we moved into 2002, the first calendar quarter ended with returns for virtually all asset categories showing considerable volatility which reflected investor apprehension along a number of fronts. By mid year 2002, we began to wonder "what was wrong with the U.S. stock market?" Quarterly stock market averages experienced among their worst declines in recent memory. The DJIA was down 11%, the S&P 500 Index shed over 13% of its value, and the Russell Large, Mid and Small capitalization indices, both value and growth, all recorded declines, some quite significant. From our perspective three major causes simultaneously converged to shake investor confidence:

        o Investor confidence eroded by numerous corporate scandals;
        o Geo-political factors weighed heavily on investors' minds and;
        o Fear has risen that the economic recovery will be delayed, or completely derailed.

The historic rally at the end of July 2002, when the DJIA advanced 15% in the space of just four days, and stock market averages climbed off 5-year lows, gave rise to some increased investor optimism. The month of August 2002 began strongly, but later succumbed to renewed investors' concern about the future strength of the economy. This raised concerns that the consumer might be reaching the end of the robust period of spending that had kept the economy moving forward over the last year. September 2002 saw a continuation of weaker than expected revenue and earnings reports from a broad spectrum of corporate America. The concerns regarding future corporate earnings, due in most part to very sluggish corporate capital spending, were exacerbated by geo-political events surrounding the United States' strong position with respect to Iraq and the prospects of war.

As the year progressed, the markets continued to churn amid economic uncertainty and the fear of an imminent war with Iraq. At year-end October 31, 2002, the popular market indices turned in another murky showing with some of the domestic indices posting double-digit declines. The NASDAQ Over-the-Counter Composite Index was down over 21%, the broader S&P 500 Index lost 15% while the DJIA was down 6%. The combined events, for the year, were insurmountable obstacles for U.S. equity markets. Countering this gloom had been that the business environment in several areas remained stable if not robust. The housing sector and allied areas remained healthy, consumer spending, while slowing somewhat, continued to be strong, and specialty areas within the healthcare industry were seeing strong demand.

----------
  1 Growth stocks measured by the Russell 1000 Growth Index up over 15% versus the Russell 1000 Value Index, which advanced 7%.

PERFORMANCE UPDATE/FUND REVIEW

PROVIDENT INVESTMENT COUNSEL'S
TWENTY FUND I
1 YEAR ENDING OCTOBER 31, 2002
 -- PROVIDENT INVESTMENT COUNSEL'S TWENTY FUND I ended the year down -25.00%. A poor economic environment marked by lackluster corporate earnings was predictably not kind to a concentrated, high growth focused portfolio. Stock selection and sector allocation decisions were strong in many areas, as our strategy in this difficult market has been to diversify our sector exposures with key stock selections coming from a variety of industries. In the end, areas that helped the Fund's performance were centered in the consumer services and the health services sectors. Strength came from our positive stock selection in Apollo Group, Inc., Viacom, Inc. and Quest Diagnostics Inc. Our absence from the utilities sector provided a relative gain. In contrast, stock picks from the technology area (computing and biotech) detracted from performance. Companies such as SIEBEL SYSTEMS, VERITAS SOFTWARE, FIRST DATA CORP., IDEC Pharmaceuticals Corp., and Abgenix, Inc., hampered the Fund's performance.

 -- The Fund continues to be invested in what we believe are companies that are promising over the intermediate- to long-term timeframe. We continue to diversify our industry focus, emphasize quality of balance sheets and management teams, while targeting companies with specific catalysts for growth that should lead to positive earnings revisions. The key variable to both superior absolute and relative performance going forward will be the pace at which corporate earnings per share growth picks up in this slower than expected economic rebound. We believe that when it becomes clearer that the economy will recover then investors will focus on quality. In the meantime we will continue to ferret out those companies that can sustain above average growth rates in a slower economic rebound.

                      TOP 10 EQUITY HOLDINGS:                                           % OF NET
                      (AS OF OCTOBER 31, 2002)                                            ASSETS
                      ----------------------------------------------------------------------------
                      Viacom, Inc.                                                         6.94
                      OWNS AND OPERATES BUSINESSES IN THE ENTERTAINMENT INDUSTRY.
                      ----------------------------------------------------------------------------
                      SLM Corp.                                                            6.46
                      HOLDING COMPANY SERVING AS THE MAJOR INTERMEDIARY TO THE NATION'S
                      HIGHER EDUCATION CREDIT MARKET.
                      ----------------------------------------------------------------------------
                      Bed Bath & Beyond, Inc.                                              6.27
                      OPERATES OVER 400 SUPERSTORES THROUGHOUT THE U.S.
                      ----------------------------------------------------------------------------
                      Goldman Sachs Group, Inc.                                            6.11
                      A LEADING GLOBAL INVESTMENT BANKING AND SECURITIES FIRM.
                      ----------------------------------------------------------------------------
                      Pfizer, Inc.                                                         5.96
                      MAJOR PRODUCER OF PHARMACEUTICALS, HOSPITAL PRODUCTS, ANIMAL
                      HEALTH LINES, CONSUMER PRODUCTS AND SPECIALTY CHEMICALS AND
                      MINERALS.
                      ----------------------------------------------------------------------------
                      Kohl's Corp.                                                         5.46
                      OPERATES OVER 400 FAMILY-ORIENTED, SPECIALTY DEPARTMENT STORES
                      THROUGHOUT THE U.S.
                      ----------------------------------------------------------------------------
                      Radian Group, Inc.                                                   4.61
                      HOLDING COMPANY PROVIDING PRIVATE MORTGAGE INSURANCE AND RISK
                      MANAGEMENT SERVICES TO U.S. RESIDENTIAL MORTGAGE LENDERS.
                      ----------------------------------------------------------------------------
                      Taiwan Semiconductor Manufacturing Co. Ltd.                          4.55
                      THE WORLD'S LARGEST DEDICATED INTEGRATED CIRCUIT FOUNDRY, OFFERING
                      A COMPREHENSIVE SET OF INTEGRATED CIRCUIT FABRICATION PROCESSES.
                      ----------------------------------------------------------------------------
                      Texas Instruments, Inc.                                              4.24
                      ENGAGES IN THE DEVELOPMENT, MANUFACTURING AND SALE OF A VARIETY
                      OF ELECTRONIC PRODUCTS FOR INDUSTRIAL AND
                      CONSUMER MARKETS.
                      ----------------------------------------------------------------------------
                      Freddie Mac                                                           4.22
                      PURCHASES MORTGAGES FROM LENDERS THROUGHOUT THE U.S. AND
                      POOLS THEM INTO SECURITIES THAT ARE SOLD TO INVESTORS.
                      ----------------------------------------------------------------------------


----------
Fund holdings are subject to change and are not recommendations to buy or sell any security.

Value of $10,000 Investment vs S&P 500 Index and Russell 1000 Growth Index

PROVIDENT INVESTMENT COUNSEL TWENTY FUND I      RUSSELL 10000 GROWTH INDEX   S&P 500 INDEX
------------------------------------------      --------------------------   -------------
12/29/99                     10,000                    10,000                    10,000
 1/31/00                      9,070                     9,544                     9,535
 4/30/00                      9,610                    10,217                     9,960
 7/31/00                      9,350                    10,002                     9,840
10/31/00                      8,780                     9,409                     9,857
 1/31/01                      7,340                     8,305                     9,448
 4/30/01                      5,420                     6,923                     8,668
 7/31/01                      4,540                     6,496                     8,430
10/31/01                      3,680                     5,651                     7,402
 1/31/02                      3,840                     6,073                     7,920
 4/30/02                      3,820                     5,531                     7,571
 7/31/02                      2,910                     4,629                     6,436
10/31/02                      2,760                     4,543                     6,282




                                                           AVERAGE ANNUALIZED TOTAL RETURNS
                                                            PERIODS ENDED OCTOBER 31, 2002
                                                          ----------------------------------
                                                                                     SINCE
                                                          ONE YEAR                 INCEPTION^
                                                          ---------                ----------
        Provident Investment Counsel Twenty Fund I         (25.00%)                 (36.44%)
        Russell 1000 Growth Index*                         (19.62%)                 (24.27%)
        S&P 500 Index+                                     (15.11%)                 (15.09%)
----------

 ^ The Fund commenced operations on December 29, 1999. PAST PERFORMANCE IS NOT
   PREDICTIVE OF FUTURE PERFORMANCE. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 * The Russell 1000 Growth Index is an unmanaged index containing those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.

 + The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees. This index is generally considered representative of the U.S. large capitalization market.


                          TOP 5 BEST & WORST PERFORMERS
                          YEAR ENDING OCTOBER 31, 2002

                                                  % CONTRIBUTION
COMPANY NAME                                        TO RETURN
------------------------------------------------------------------
Applied Materials, Inc.                                 1.32
------------------------------------------------------------------
SLM Corp.                                               0.97
------------------------------------------------------------------
Lowe's Cos.                                             0.83
------------------------------------------------------------------
Quest Diagnostics, Inc.                                 0.73
------------------------------------------------------------------
Apollo Group, Inc.                                      0.28
------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                             -1.78
------------------------------------------------------------------
Taiwan Semiconductor Mfg.                              -1.95
------------------------------------------------------------------
Capital One Financial Corp.                            -2.20
------------------------------------------------------------------
Texas Instruments, Inc.                                -2.24
------------------------------------------------------------------
Siebel Systems, Inc.                                   -2.46
------------------------------------------------------------------

OUTLOOK & STRATEGY

IS THE ECONOMY IN AN EXTENDED SLUMP?

In the year since the devastating September 11th attacks much has been done to rebuild and repair the structural damage. The Pentagon has been restored and plans are moving forward to reconstruct the financial district in New York. In alliance with other governments, the U.S. has made considerable advancements toward the war on terrorism with a consensus mounting to eliminate the threat posed by Saddam Hussein. While many of the physical wounds have healed many emotional and economic scars remain. Investors' confidence in corporate America and Wall Street has been severely shaken by accounting misdeeds, management indictments and a cascade of negative earnings announcements. Industries most affected by the terrorist attacks continue to struggle and corporate capital spending remains at depressed levels. Despite these scars, the economic environment has shown tangible signs of improvement this year. U.S. real Gross Domestic Product has grown at an annual rate of more than 3% in the first half of the year 2002 and estimates call for continued growth into 2003. Undoubtedly, the U.S. economy has responded satisfactorily to the flood of monetary and fiscal stimulus applied over the last year and we expect the Federal Reserve to continue to provide relief until the recovery is well entrenched.


OUR FOCUS TODAY

Today uncertainty reigns in the world but in comparison to the economic conditions of the early 1970s, the present fundamentals are significantly more positive in our view. However, despite some improving fundamentals, economic recovery is still not assured. Amid this continued uncertainty, we are placing emphasis on companies with solid balance sheets that may sustain the continued weakness and that may have the capacity to benefit quickly should the investment environment improve. During this period of uncertainty, we remain loyal to our investment philosophy of "REVENUE AND EARNINGS GROWTH DRIVE STOCK PRICES OVER THE LONG TERM." Our objective is to take advantage of the current market conditions and focus on our core competency: relying upon our seasoned team of investment analysts to seek the best growth companies. We consider our experienced investment teams and our consistently applied "BOTTOM UP" approach to fundamental research the most important components to our decision-making process and the key to picking those companies that can grow revenues and earnings. Our analysts will continue to seek companies that are industry leaders, well managed, and present some competitive advantage. As in previous cases involving investor uncertainty, we believe this period will pass and investors will again value companies based upon the long-term factors that drive prices: namely revenue and earnings growth.

                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

SCHEDULE OF INVESTMENTS at October 31, 2002

SHARES                                                                    VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 93.6%
AEROSPACE & DEFENSE: 2.3%
   6,700    Lockheed Martin Corp. ........................          $   387,930
                                                                    -----------
CONTRACT DRILLING: 4.1%
  19,000    Nabors Industry, Ltd.* .......................              664,430
                                                                    -----------
DEPARTMENT STORES: 5.5%
  15,000    Kohl's Corp.* ................................              876,750
                                                                    -----------
ELECTRICAL COMPONENTS: 3.3%
  34,600    Jabil Circuit, Inc.* .........................              533,878
                                                                    -----------
ELECTRICAL PRODUCTS EQUIPMENT: 3.4%
  36,000    Applied Materials, Inc.* .....................              541,080
                                                                    -----------
FINANCIAL SERVICES: 10.7%
  11,000    Freddie Mac ..................................              677,380
  10,100    SLM Corp. ....................................            1,037,674
                                                                    -----------
                                                                      1,715,054
                                                                    -----------
HOME IMPROVEMENT: 4.1%
  15,700    Lowe's Companies, Inc. .......................              655,161
                                                                    -----------
INSURANCE BROKERS/SERVICES: 2.1%
  11,000    Willis Group Holdings Ltd.* ..................              336,600
                                                                    -----------
INVESTMENT COMPANIES: 6.1%
  13,700    Goldman Sachs Group, Inc. ....................              980,920
                                                                    -----------
MANAGED HEALTH CARE/HMO: 2.9%
   6,200    Wellpoint Health Network, Inc.* ..............              466,302
                                                                    -----------
MEDIA CONGLOMERATES: 6.9%
  25,000    Viacom, Inc. - Class B* ......................            1,115,250
                                                                    -----------
MEDICAL SPECIALTIES: 4.0%
  18,150    St. Jude Medical, Inc.* ......................              646,321
                                                                    -----------
OILFIELD SERVICES/EQUIPMENT: 3.8%
  20,000    BJ Services Company* .........................              606,600
                                                                    -----------
OTHER CONSUMER SERVICES: 5.4%
  10,000    Apollo Group, Inc.* ..........................              415,000
   9,600    Weight Watchers International, Inc.* .........              454,560
                                                                    -----------
                                                                        869,560
                                                                    -----------

SHARES                                                                    VALUE
--------------------------------------------------------------------------------
PHARMACEUTICAL - MAJOR: 6.0%
  30,150    Pfizer, Inc. .................................          $   957,866
                                                                    -----------
SEMICONDUCTORS: 8.8%
  93,582    Taiwan Semiconductor
            Manufacturing Co. Ltd. ADR* ..................              731,811
  43,000    Texas Instruments, Inc. ......................              681,980
                                                                    -----------
                                                                      1,413,791
                                                                    -----------
SPECIALTY INSURANCE: 4.6%
  21,000    Radian Group, Inc. ...........................              740,670
                                                                    -----------
SPECIALTY STORES: 6.3%
  28,400    Bed Bath & Beyond, Inc.* .....................            1,007,064
                                                                    -----------
TELECOM EQUIPMENT: 3.3%
  32,000    Nokia Corp. ..................................              531,840
                                                                    -----------
TOTAL COMMON STOCKS
 (cost $16,727,717) ......................................           15,047,067
                                                                    -----------

PRINCIPAL
AMOUNT                                                                    VALUE
--------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: 4.3%
$343,446    BlackRock Provident Institutional Funds
             - TempFund Portfolio ........................          $   343,446
 343,446    BlackRock Provident Institutional Funds
             - TempCash Portfolio ........................              343,446
                                                                    -----------
                                                                        686,892
                                                                    -----------
TOTAL MONEY MARKET INVESTMENTS
 (cost $686,892) .........................................              686,892
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
 (cost $17,414,609): 97.9% ...............................           15,733,959
Other assets less liabilities: 2.1% ......................              333,510
                                                                    -----------
NET ASSETS:  100.0%                                                 $16,067,469
                                                                    ===========
----------

* Non-income producing security.
ADR - American Depository Receipt


See accompanying Notes to Financial Statements.
                                                                               7


                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2002
--------------------------------------------------------------------------------
ASSETS
  Investment in Securities, at cost .................................................................      $ 17,414,609
                                                                                                           ============

  Investment in Securities, at value ................................................................        15,733,959
  Receivables:
    Fund shares sold ................................................................................            40,526
    Investment in Securities sold ...................................................................           320,645
    From Provident Investment Counsel, Inc. (Note 3) ................................................             4,006
    Dividends and interest ..........................................................................             4,296
  Prepaid expenses ..................................................................................             3,954
                                                                                                           ------------
    Total assets ....................................................................................        16,107,386
                                                                                                           ------------
LIABILITIES

  Payables:
    Fund shares redeemed ............................................................................             4,280
    Shareholder servicing fees ......................................................................             1,987
  Deferred trustees' compensation (Note 3) ..........................................................             1,889
  Accrued expenses ..................................................................................            31,761
                                                                                                           ------------
    Total liabilities ...............................................................................            39,917
                                                                                                           ------------
  NET ASSETS ........................................................................................      $ 16,067,469
                                                                                                           ============

  Number of shares issued and outstanding (unlimited number of shares authorized, $ .01 par value) ..         5,831,268
                                                                                                           ------------

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ..........................................      $       2.76
                                                                                                           ============
COMPONENTS OF NET ASSETS
  Paid-in capital ...................................................................................      $ 42,247,992
  Accumulated net investment loss ...................................................................            (1,889)
  Accumulated net realized loss on investments ......................................................       (24,497,984)
  Net unrealized depreciation on investments ........................................................        (1,680,650)
                                                                                                           ------------
    Net assets ......................................................................................      $ 16,067,469
                                                                                                           ============

See accompanying Notes to Financial Statements.


                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

STATEMENTS OF OPERATIONS

                                                                                     MAY 1, 2002                      YEAR
                                                                                       THROUGH                        ENDED
                                                                                  OCTOBER 31, 2002*              APRIL 30, 2002
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends (net of foreign taxes withheld of
      $1,631 and $6,028, respectively) .........................................   $     20,039                  $     44,718
  Interest .....................................................................         11,063                        34,413
                                                                                   ------------                  ------------
      Total Income .............................................................         31,102                        79,131
                                                                                   ------------                  ------------
  Expenses
    Advisory fees (Note 3) .....................................................         81,051                       196,511
    Administration fees (Note 3) ...............................................         20,164                        66,466
    Transfer agent fees ........................................................          4,050                        62,136
    Legal fees .................................................................          5,631                        23,316

    Reports to shareholders ....................................................          2,521                        22,437
    Audit fees .................................................................         12,823                        14,737

    Registration expense .......................................................         10,823                         8,676
    Trustee fees (Note 3) ......................................................          3,001                         7,807
    Shareholder servicing fees (Note 4) ........................................         13,508                         7,159
    Custody fees ...............................................................          4,739                         5,867
    Fund accounting fees .......................................................         32,667                         5,400
    Miscellaneous ..............................................................          1,556                         2,623
                                                                                   ------------                  ------------
    Total expenses .............................................................        192,534                       423,135
    Less: fees waived (Note 3) .................................................        (75,439)                     (138,862)
                                                                                   ------------                  ------------
    Net expenses ...............................................................        117,095                       284,273
                                                                                   ------------                  ------------
      NET INVESTMENT LOSS ......................................................        (85,993)                     (205,142)
                                                                                   ------------                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments .............................................     (3,455,610)                  (10,130,927)
  Net unrealized (depreciation) appreciation on investments ....................     (2,573,482)                    2,523,003
                                                                                   ------------                  ------------
    Net realized and unrealized loss on investments ............................     (6,029,092)                   (7,607,924)
                                                                                   ------------                  ------------

      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................   $ (6,115,085)                 $ (7,813,066)
                                                                                   ============                  ============

----------
* The Fund changed its fiscal year end from April 30, to October 31.

See accompanying Notes to Financial Statements.


                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

STATEMENTS OF CHANGES IN NET ASSETS

                                                             MAY 1, 2002                             YEAR ENDED APRIL 30,
                                                               THROUGH             -----------------------------------------------
                                                          OCTOBER 31, 2002*                2002                           2001
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
    Net investment loss ...............................  $    (85,993)               $   (205,142)                 $   (206,564)
    Net realized loss on investments ..................    (3,455,610)                (10,130,927)                   (9,344,136)
    Net unrealized (depreciation)
      appreciation on investments .....................    (2,573,482)                  2,523,003                    (4,227,980)
                                                         ------------                ------------                  ------------
      NET DECREASE IN NET ASSETS RESULTING
        FROM OPERATIONS ...............................    (6,115,085)                 (7,813,066)                  (13,778,680)
                                                         ------------                ------------                  ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold .........................     2,072,025                   8,859,288                    12,874,433
    Cost of shares redeemed ...........................    (1,992,337)                 (5,593,190)                   (3,755,078)
                                                         ------------                ------------                  ------------

    Net increase in net assets resulting
      from share transactions .........................        79,688                   3,266,098                     9,119,355
                                                         ------------                ------------                  ------------

TOTAL DECREASE IN NET ASSETS ..........................    (6,035,397)                 (4,546,968)                   (4,659,325)
NET ASSETS
    Beginning of period ...............................    22,102,866                  26,649,834                    31,309,159
                                                         ------------                ------------                  ------------

    END OF PERIOD .....................................  $ 16,067,469                $ 22,102,866                  $ 26,649,834
                                                         ============                ============                  ============

    ACCUMULATED NET INVESTMENT LOSS ...................  $     (1,889)                         --                            --
                                                         ============                ============                  ============
CHANGE IN SHARES
    Shares sold .......................................       711,854                   2,325,328                     2,178,506
    Shares redeemed ...................................      (673,555)                 (1,447,216)                     (521,559)
                                                         ------------                ------------                  ------------
    NET INCREASE ......................................        38,299                     878,112                     1,656,947
                                                         ============                ============                  ============

----------
* The Fund changed its fiscal year end from April 30, to October 31.


See accompanying Notes to Financial Statements.


                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

                                                  MAY 1, 2002               YEAR ENDED APRIL 30,
                                                   THROUGH             -----------------------------           PERIOD ENDED*
                                               OCTOBER 31, 2002***        2002              2001              APRIL 30, 2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........  $    3.82              $    5.42        $    9.61               $   10.00
                                                ---------              ---------        ---------               ---------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss) .............      (0.01)                 (0.03)           (0.04)                  (0.02)
    Net realized and unrealized
      loss on investments ....................      (1.05)                 (1.57)           (4.15)                  (0.37)++
                                                ---------              ---------        ---------               ---------
Total from investment operations .............      (1.06)                 (1.60)           (4.19)                  (0.39)
                                                ---------              ---------        ---------               ---------
Net asset value, end of period ...............  $    2.76              $    3.82        $    5.42               $    9.61
                                                =========              =========        =========               =========

Total return# ................................     (27.75%)^              (29.52%)         (43.60%)                 (3.90%)^

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions) .....   $   16.1              $    22.1        $    26.7                $   31.3

Ratio to average net assets
    Expenses** ...............................       1.30%+                 1.30%            1.30%                   1.31%+
    Net investment (loss) income .............      (0.95%)+                0.94%           (0.78%)                 (0.57%)+

Portfolio turnover rate ......................         84%^                  140%             137%                     80%^

----------

  + Annualized.
  ^ Not Annualized.
  * Commenced operations on December 29, 1999.
  # Total return would have been lower had certain expenses not been waived by the Advisor during the period.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
 ** Net of fees waived of 0.84%, 0.64%, 0.58%, 0.60% of average net assets, respectively.
*** The Fund changed its fiscal year end from April 30, to October 31.


See accompanying Notes to Financial Statements.
                                                                              11

                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

NOTES TO FINANCIAL STATEMENTS

1 - ORGANIZATION

Provident Investment Counsel Twenty Fund I (the "Fund") is one of nine series of PIC Investment Trust (the "Trust"). The Trust was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 as an open-end management investment company.

On April 1, 2002, the shareholders of the UAM: PIC Twenty Portfolio (the "Predecessor Fund"), a series of shares of UAM Funds Trust, entered into a tax-free reorganization pursuant to which they agreed to exchange their Predecessor Fund shares for shares of the newly created Fund series of the Trust. The Predecessor Fund is deemed to be the accounting survivor and, accordingly, the statement of operations and changes in net assets, and the financial highlights include the operations of the Predecessor Fund for periods prior to the reorganization.

The objective of the Fund is to seek long-term growth of capital through investing in approximately 15-30 stocks selected primarily from the stocks contained within the S&P/Barra Growth and Russell 1000 Growth Indices.

2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. VALUATION OF SECURITIES. Equity securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued, and dividend income is recorded on the ex-dividend date. Bond discount and premium are amortized using the interest method.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

3 - TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC"), an indirect, wholly owned subsidiary of Old Mutual PLC, and an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which certain employees of these entities serve as officers of the Fund. PIC and U.S. Bancorp also provide management services necessary for the operations of the Fund and furnish office facilities.

PIC receives from the Fund an investment advisory fee at the annual rate of 0.90% of its average daily net assets. In addition, PIC has undertaken to limit the expenses of the Fund to 1.30% of its average net assets.

For the period May 1, 2002 through October 31, 2002, PIC waived fees of $75,439.

Pursuant to a contract with the Fund effective April 1, 2002, PIC has agreed to reimburse the Fund if the Fund's annual expense exceed 1.30% through March 1, 2012. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund, if within three subsequent years, the Fund's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

At October 31, 2002, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Fund is $84,837, of which $9,398 may be recaptured no later than April 30, 2005 and $75,439 may be recaptured no later than October 31, 2005.

U.S. Bancorp receives for its services an administration fee at the annual rate of 0.10% of the average daily net assets subject to an annual minimum of $40,000. Fees paid to U.S. Bancorp for the six months ended October 31, 2002 were $20,164.

Quasar Distributors, LLC. (the "Distributor") acts as the Fund's principal underwriter in continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

On June 18, 2002, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis. For the year ended October 31, 2002, the change in the value of the phantom account was unrealized depreciation of $1,694.

4 - SHAREHOLDER SERVICE PLAN

Effective April 1, 2002, the Fund pays the Advisor a monthly fee at an annual rate of up to 0.15% of its average daily net assets as compensation for the provision of shareholder services.

5 - INVESTMENT TRANSACTIONS

The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the six months ended October 31, 2002, were $14,143,015 and $14,309,353 respectively.

6 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2002, the components of net assets on a tax basis were as follows:

                   COST OF INVESTMENTS FOR TAX PURPOSES           $ 17,869,616
                                                                  ------------
                   Gross tax unrealized appreciation ........          407,536

                   Gross tax  unrealized depreciation .......       (2,543,193)
                                                                  ------------
                   Net tax unrealized depreciation on
                    investments .............................     $ (2,135,657)
                                                                 =============

                   CAPITAL LOSS CARRYFORWARD EXPIRING AS FOLLOWS:

                    2008 ....................................    $  (3,095,671)

                    2009 ....................................      (16,860,445)

                    2010 ....................................       (4,086,861)
                                                                 -------------
                                                                 $ (24,042,977)
                                                                 =============

Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, net operating losses, and deferred trustees compensation.

                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of PIC Investment Trust and the Shareholders of

Provident Investment Counsel Twenty Fund I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Provident Investment Counsel Twenty Fund I series of PIC Investment Trust (the "Trust") at October 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 6, 2002

                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. The SAI includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-618-7643.

                                                                          # OF
                                                                          PORTFOLIOS
                                                                          IN FUND
                   POSITION(S) TERM OF OFFICE                             COMPLEX
NAME, ADDRESS      HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION        OVERSEEN     OTHER DIRECTORSHIPS
AND AGE            THE TRUST   TIME SERVED    DURING PAST FIVE YEARS      BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Jettie M. Edwards  Trustee     Since 1993     Consulting principal          13         Director of the PBHG Funds, Inc.;
(age 56)                                      of Syrus Associates                      Director of PBHG Insurance Series Fund,
76 Seaview Drive                              (consulting firm).                       Inc.; Trustee of EQ Advisors Trust; Trustee,
Santa Barbara,                                                                         PIC Investment Trust, PIC Balanced
CA                                                                                     Portfolio, PIC Growth Portfolio, PIC Mid
93108                                                                                  Cap Portfolio and PIC Small Cap Portfolio
                                                                                       (the "PIC Funds").

------------------------------------------------------------------------------------------------------------------------------------

Richard N. Frank   Trustee     Since 1993     Chief Executive Officer,      13         Trustee, PIC Funds.
(age 79)                                      Lawry's Restaurants, Inc.
234 E. Colorado                               (restaurant company);
Blvd.                                         formerly, Chairman of
Pasadena, CA                                  Lawry's Foods, Inc. (restau-
91101                                         rants and food seasoning)
                                              (1997 - 2002).

------------------------------------------------------------------------------------------------------------------------------------

James Clayburn     Trustee     Since 1993     Dean Emeritus, John E.        13         Director, The Payden & Rygel Investment
LaForce                                       Anderson Graduate School                 Group, The Metzler/Payden Investment
(age 74)                                      of Management, University                Group, BlackRock Funds, Jacobs
P.O. Box 1585                                 of California, Los Angeles.              Engineering, Timken Co., Cancervax;
Pauma Valley, CA                                                                       Trustee, PIC Funds; Trustee of Advisors
95061                                                                                  Series Trust.

------------------------------------------------------------------------------------------------------------------------------------

Wayne H. Smith     Trustee     Since 1993     Employee of Avery             13         Director, Sunlaw Energy Company (an
(age 61)                                      Dennison Corporation                     independent electrical power company,
150 N. Orange                                 ("Avery") (pressure sensitive            Vernon, California (2/1/2002 to Present);
Grove Blvd.                                   material and office products             Trustee, PIC Funds.
Pasadena, CA                                  manufacturer) since June,
91103                                         2002; Vice President of
                                              Avery (1979 to June, 2002);
                                              Treasurer of Avery
                                              (1979-2001).
------------------------------------------------------------------------------------------------------------------------------------

Kevin E. Villani   Trustee     Since 2002     Consultant (1999-2002),       13         Trustee, PIC Funds.
(age 54)                                      Executive Vice President/
5658 Dolphin                                  Chief Executive Officer of
Place                                         ICII, a Financial Services
La Jolla, CA                                  Company.
92037

------------------------------------------------------------------------------------------------------------------------------------

                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

                                                                           # OF
                                                                           PORTFOLIOS
                                                                           IN FUND
                   POSITION(S) TERM OF OFFICE                              COMPLEX
NAME, ADDRESS      HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION         OVERSEEN           OTHER DIRECTORSHIPS
AND AGE            THE TRUST   TIME SERVED    DURING PAST FIVE YEARS       BY TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William S.         Trustee     Since 2002     Executive Vice President        13               Director of Mellon First Business
Anderson                                      of Topa Equities, Ltd.,                          Bank (since 1997); Director of
(age 44)                                      a Diversified Holding                            Southern Nile Company (since 2000);
1800 Avenue of the                            Company.                                         Trustee, PIC Funds.
Stars, Suite 1400
Los Angeles, CA
90067
Thomas M.          President   Since 2000     Managing Director of the        13               N/A
Mitchell*                                     Advisor since May 1995;
(age 58)                                      Executive Vice President
300 North Lake                                of the Advisor from May
Avenue                                        1983 to May 1999.
Pasadena, CA
91101

------------------------------------------------------------------------------------------------------------------------------------

Thomas J.          Trustee     Since 1993     Managing Director of the        13               Trustee, PIC Funds.
Condon*                                       Advisor.
(age 64)
300 North Lake
Avenue
Pasadena, CA
91101

------------------------------------------------------------------------------------------------------------------------------------

Aaron W. L.        Vice        Since 1999     Chief Operating Officer         13               N/A
Eubanks, Sr.*      President                  of the Advisor since
(age 40)           and                        August 1999; formerly,
300 North Lake     Secretary                  Director of Operations of
Avenue                                        the Advisor.
Pasadena, CA
91101

------------------------------------------------------------------------------------------------------------------------------------

William T.         Vice        Since 1999     Chief Financial Officer of      13               N/A
Warnick*           President                  the Advisor since August
(age 35)           and                        1999; formerly Controller
300 North Lake     Treasurer                  of the Advisor.
Avenue
Pasadena, CA
91101

------------------------------------------------------------------------------------------------------------------------------------

----------
* Denotes Trustees who are "interested persons" of the Trust under the 1940 Act.


                       THIS PAGE INTENTIONALLY LEFT BLANK.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS-- PIC INVESTMENT TRUST AND PIC PORTFOLIOS
--------------------------------------------------------------------------------
WILLIAM S. ANDERSON, Trustee
THOMAS J. CONDON, Trustee
JETTIE M. EDWARDS, Trustee
RICHARD N. FRANK, Trustee
JAMES CLAYBURN LAFORCE,Trustee
WAYNE H. SMITH, Trustee
KEVIN E. VILLANI, Trustee
MITCHELL, President
AARON W.L. EUBANKS, SR., Vice President and Secretary
WILLIAM T. WARNICK, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PROVIDENT INVESTMENT COUNSEL
300 N. Lake Avenue
Pasadena, CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP


WHY PROVIDENT?

ORGANIZATION
------------
    o   A depth of experience and commitment to excellence
    o   Team structure

GROWTH PHILOSOPHY
-----------------
    o   A time-proven approach
    o   Investment style consistency

PROCESS
-------
    o   Creative, disciplined, and consistent

CLIENT FOCUSED
--------------
    o   Proactive and individualized

--------------------------------------------------------------------------------
This annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after December 31, 2002, this annual report must be accompanied by performance updates for the most recent calendar quarter.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change. Dealer Services: (800) 385-4053 Shareholder Services: (800) 618-7643 Website: www.provnet.com